FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
     FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                                    issued by

                   METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                   (formerly, Cova Variable Life Account One)

                       METLIFE INVESTORS INSURANCE COMPANY
           (formerly, Cova Financial Services Life Insurance Company)
                                       and

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                   (formerly, Cova Variable Life Account Five)

                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                (formerly, Cova Financial Life Insurance Company)

                       Supplement Dated February 12, 2002

Effective March 1, 2002, MetLife Investors Insurance Company and MetLife Investors Insurance Company of California will no longer accept allocations of new premiums or transfers of Cash Value and Accumulation Account Value (excluding existing rebalancing and dollar cost averaging programs) into the following funds ("Funds") of the Goldman Sachs ("G S") Variable Insurance Trust ("Trust"):

a)       G S VIT Growth and Income Fund
b)       G S VIT Internet Tollkeeper Fund
c)       G S VIT Global Income Fund
d)       G S VIT International Equity Fund

This election by us will not impact amounts allocated to these Investment Funds prior to March 1, 2002.

We are also informed by the Trust that the Internet Tollkeeper Fund and Global Income Fund will be terminated and liquidated on or about May 1, 2002. As a consequence, we are filing an application with the Securities and Exchange Commission (SEC) to seek its approval for the substitution Cash Values and Accumulation Account Values allocated to such Investment Funds into other reasonably comparable or lower risk Investment Funds selected by us and currently available under the Policy. It is currently proposed that Cash Values and Accumulation Account Values would be substituted as follows:

Terminating Portfolios                      Proposed Substitution Portfolios

1) G S VIT Internet Tollkeeper Fund         1) AIM VI Capital Appreciation Fund
   --------------------------------            --------------------------------

2) G S VIT Global Income Fund               2) MFS Global Governments Series
   --------------------------                  -----------------------------

The SEC has not yet approved this substitution, and the substitution portfolios may change.

In any event, you may wish to consider transferring your Cash Values and Accumulation Account Values in the terminating Funds to other portfolios of your choice prior to the proposed substitution date. From the date of this Supplement to a date not earlier than 30 days after the substitution, we will not impose additional restrictions on transfers, excluding however any limitations that may be imposed in regard to market timing. No transaction charge will be charged for a transfer out of the G S Funds, and this transfer will not be counted towards the limit, if any, on free transfers. We will provide notice of completion of the substitution to those affected.

You should contact your registered representative or our Variable Life Service Office, (877) 357-4419, in connection with these transfers.


CL-7272 (2/02)